AMENDMENT NO. 3
                          Dated as of November 24, 1998
                                       to
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                          Dated as of October 17, 1997

     This Amendment No. 3 ("Agreement") dated as of November 24, 1998 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation (formerly known as Aviation Sales Operating Company) ("ASDC"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/KRATZ-WILDE MACHINE COMPANY, a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO") (ASDC, Aerocell, Kratz-Wilde, Whitehall and TIMCO being collectively referred to as the "Existing Borrowers" and each individually, an "Existing Borrower"), APEX MANUFACTURING, INC., an Arizona corporation ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AERO CORPORATION, a Florida corporation "Aero Florida"), and AERO CORP MACON, INC., a Delaware corporation ("Aero Macon") (Apex, Caribe, Design, Aero Florida, and Aero Macon, together with the Existing Borrowers, being collectively referred to as the "Borrowers") and the "Lenders" (as defined in the Credit Agreement identified below). Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

     WHEREAS, the Existing Borrowers, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Bank, are parties to that certain Third Amended and Restated Credit Agreement dated as of October 17, 1997, as heretofore amended (the "Credit Agreement");

     WHEREAS, in view of the Parent having effected certain changes in its corporate structure as permitted by certain consents heretofore delivered under the terms of the Credit Agreement and that certain Amendment No. 2 and Consent dated as of September 18, 1998, the parties hereto are desirous of certain Guarantors becoming borrowers under the Credit Agreement and the Borrowers have requested an increase in the Revolving Credit Commitments; and

     WHEREAS, subject to the terms and conditions stated herein, parties hereto have agreed to amend the Credit Agreement as set forth below in SECTION 1;

     NOW, THEREFORE, the parties hereto hereby agree as follows:


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     SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of November 24,
1998, subject to the satisfaction of the conditions precedent set forth in
SECTION 2 hereof, the Credit Agreement is hereby amended as follows:

     1.1 The introductory paragraph of the Credit Agreement is deleted in its entirety and the following substituted therefor:

         This Third Amended and Restated Credit Agreement dated as of October 17, 1997 (as amended, supplemented or modified from time to time, the "Agreement") is entered into among Aviation Sales Distribution Services Company, a Delaware corporation formerly known as Aviation Sales Operating Company, Aerocell Structures, Inc., an Arkansas corporation, AVS/Kratz-Wilde Machine Company, a Delaware corporation, Whitehall Corporation, a Delaware corporation, Triad International Maintenance Corporation, a Delaware corporation, Apex Manufacturing, Inc., an Arizona corporation, Caribe Aviation, Inc., a Florida corporation, Aircraft Interior Design, Inc., a Florida corporation, Aero Corporation, a Florida corporation, and Aero Corp Macon, Inc., a Delaware corporation, Aviation Sales Company, a Delaware corporation (the "Parent"), the institutions from time to time a party hereto as Lenders, whether by execution of this Agreement or an Assignment and Acceptance, the institutions from time to time a party hereto as Issuing Banks, whether by execution of this Agreement or an Assignment and Acceptance, Citicorp Securities, Inc., a Delaware corporation, in its capacity as arranger, and Citicorp USA, Inc., a Delaware corporation, in its capacity as agent for the Lenders and the Issuing Banks hereunder (in such capacity, the "Agent").

     1.2 SECTION 1.01 is amended to (i) delete the definitions of "Acquisition Loan Notes", "Acquisition Subfacility", "Term Lender", "Term Loan Pro Rata Share", "Term Loan Reserve", "Term Loan Termination Date", "Term Loans", and "Term Notes" in their entirety and all references to such terms appearing in the Agreement; (ii) delete the definitions of "Borrower", "Borrowers", and "Revolving Credit Commitment" in their entirety and substitute the following therefor:

         "BORROWER" means, individually, any of Aviation Sales Distribution Services Company, a Delaware corporation; Aerocell Structures, Inc., an Arkansas corporation; Apex Manufacturing, Inc., an Arizona corporation; Caribe Aviation, Inc., a Florida corporation; AVS/Kratz-Wilde Machine Company, a Delaware corporation; Aircraft Interior Design, Inc., a Florida corporation; Triad International Maintenance Corporation, a Delaware corporation; Whitehall Corporation, a Delaware corporation; Aero Corporation, a Florida corporation; and Aero Corp Macon, Inc., a


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         Delaware corporation; and "BORROWERS" means, collectively, all of such
         Persons.

         "REVOLVING CREDIT COMMITMENT" means, with respect to any Revolving Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit pursuant to the terms and conditions of this Agreement, in an aggregate amount at any time outstanding which shall not exceed the principal amount set forth on SCHEDULE 1.01.9 attached hereto and made a part hereof under the heading "Revolving Credit Commitment" thereon or on the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement, or to give effect to any applicable Assignment and Acceptance, and "REVOLVING CREDIT COMMITMENTS" means the aggregate principal amount of the Revolving Credit Commitments of all the Revolving Lenders, the maximum amount of which shall be $250,000,000, as reduced from time to time pursuant to
         SECTION 4.01.

(iii) delete all references to Caribe, Apex, and the Whitehall Subsidiaries in the definitions of "ELIGIBLE INVENTORY" and "ELIGIBLE RECEIVABLES", and (iv) add the following definitions thereto:

         "ASOC" means Aviation Sales Distribution Services Company, a Delaware corporation, formerly known as Aviation Sales Operating Company.

         "MR&O" means Aviation Sales Maintenance, Repair & Overhaul Company, a Delaware corporation and wholly-owned Subsidiary of Parent.

         1.3 SECTION 2.01 is amended to delete the provisions thereof in their entirety.

         1.4 SECTION 2.02(C)(I)(A) is amended to delete the second and third sentences thereof in their entirety and substitute the following therefor:

         Subject to the fulfillment of the conditions precedent set forth in
         SECTION 6.01 or SECTION 6.02, as applicable, each Revolving Lender shall deposit an amount equal to its Revolving Loan Pro Rata Share of the amount requested by ASOC to be made as Revolving Loans with the Agent at its office in New York, New York, in immediately available funds, (A) on the Effective Date with respect to the Borrowing of Revolving Loans on such date specified in the initial Notice of Borrowing and (B) not later than 1:00 p.m. (New York time) on any other Funding Date for Revolving


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         Loans and the Agent shall make the proceeds of such amounts received by it available to the Borrowers at the Agent's office in New York, New York on such Funding Date (or on the date received if later than such Funding Date) and shall disburse such proceeds in accordance with the disbursement instructions set forth in the applicable Notice of Borrowing.

         1.5 SECTION 2.02(E) is amended to delete the amount "$131,428,571.40" therein and substitute therefor the amount "$250,000,000".

         1.6 SECTION 2.03 is amended to delete the provisions thereof in their entirety.

         1.7 SECTION 8.03 is amended to delete the language ", Caribe, Apex, the Whitehall Subsidiaries" appearing after each reference in the last sentence of such section to "the Borrowers".

         1.8 ARTICLE VIII is amended to add the following as Section 8.14 thereof:

         8.14. YEAR 2000. The Parent and Borrowers covenant and agree that their computer systems and equipment containing embedded microchips (including systems and equipment supplied by others, with which such systems interface or on which such Persons rely) will function properly on December 31, 1999 and thereafter and the Parent and each Borrower is taking all necessary and appropriate action to reasonably ensure the same.

         1.9 ARTICLE IX is amended to (i) delete SECTION 9.16(C) thereof in its entirety and substitute the following therefor:

         (c) Notwithstanding the foregoing, nothing in this SECTION 9.16 shall permit any Borrower or Parent or any Subsidiary of a Borrower to make any Investment, directly or indirectly, not otherwise permitted by
         SECTION 10.04 or SECTION 10.17.

and (ii) add the following as Section 9.18 thereof:

         9.18. ADDITIONAL PARENT COVENANTS. The Parent shall:

         (a) maintain its existence as a corporation duly organized and existing and qualified and in good standing as a corporation authorized to do business in the states of Delaware and Florida and in each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect;

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         (b) comply in all material respects with all Requirements of Law applicable to it;

         (c) file all tax returns and reports required to be filed by it with any Governmental Authority as and when required to be filed or to pay taxes, assessments, fees or other governmental charges upon it or its Property, assets, income or franchises which are shown in such returns or reports to be due and payable as and when due and payable, except for taxes, assessments, fees and other governmental charges (i) that are being contested by it in good faith by an appropriate proceeding diligently pursued, (ii) for which adequate reserves have been made on its books and records, and (iii) the amounts the non-payment of which would not individually, or in the aggregate, result in a Material Adverse Effect; and

         (d) within three (3) days after its receipt of any distribution, dividend or payment from any Subsidiary of Parent, make a capital contribution in the amount thereof (net of taxes allocable to transfers under Requirements of Law) to ASOC.

         1.10 ARTICLE X is amended to add "(A)" immediately before the first sentence thereof and the following provisions after the conclusion of SECTION
10.16 thereof:

         (B) The Parent covenants and agrees that it shall comply with the following covenants so long as any Revolving Credit Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than indemnities not yet due), unless the Requisite Lenders shall otherwise give prior written consent:

         10.17. PARENT COVENANTS. The Parent shall not:

         (a) merge or liquidate with or into any other Person and, as a result thereof and after giving effect thereto, the Parent is not the surviving Person;

         (b) repurchase or redeem any of its Capital Stock other than as required with respect to the Permitted Equity Securities Options;

         (c) engage in any business other than that of acting as a holding company for ASOC, Leasing Affiliate, Finance Affiliate, M&R, MR&O and Aviation Sales Company FSC, Ltd., a Barbados corporation;

         (d) make or maintain any Investments other than (i) its Investments in Leasing Affiliate existing as of the Effective Date or from the proceeds of issuance of (A)


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         Indebtedness by Parent which is unsecured and subordinated to the
         Parent's obligations as a Guarantor pursuant to agreements in form and substance satisfactory to the Agent or (B) equity Securities of Parent,
         (ii) Investments in ASOC, M&R, Finance Affiliate, and MR&O, an (iii) Investments in Cash Equivalents;

         (e) incur any Indebtedness other than that identified on SCHEDULE
         1.01.3 or described in CLAUSE (D)(I)(A) above;

         (f) grant or suffer to exist any Lien against any property or asset of the Parent other than Liens securing the Obligations.

         1.11 ARTICLE XI is amended to add "(A)" immediately before the first sentence thereof and the following provisions after the conclusion of SECTION
11.07 thereof:

         (B) The Parent covenants and agrees that so long as any Revolving Credit Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than indemnities not yet due):

         11.08. PARENT FINANCIAL COVENANTS. The Parent shall:

         (a) maintain a Fixed Charge Coverage Ratio, as determined as of the last day of each fiscal quarter of the Parent commencing with the fiscal quarter ending June 30, 1997 and ending with the fiscal quarter ending September 30, 2000, for the four-fiscal-quarter period then ending, of at least 1.10 to 1.00;

         (b) maintain a Fixed Charge Coverage Ratio, as determined as of the last day of each fiscal quarter of the Parent commencing with the fiscal quarter ending December 31, 2000 and ending with the fiscal quarter ending September 30, 2001, for the four-fiscal-quarter period then ending, of at least 1.15 to 1.00;

         (c) maintain a Fixed Charge Coverage Ratio, as determined as of the last day of each fiscal quarter of the Parent commencing with the fiscal quarter ending December 31, 2001 and ending with the fiscal quarter ending June 30, 2002, for the four-fiscal-quarter period then ending, of at least 1.20 to 1.00;

         (d) maintain a ratio of Funded Debt of the Parent to EBITDA of the Parent, determined as of the end of each fiscal quarter of the Parent, for the four-fiscal-quarter period then ended, of not more than 6.00 to 1.00;


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         (e) limit the Capital Expenditures made by the Parent and its
         Subsidiaries during (i) the period commencing on the Effective Date and ending on December 31, 1997 to no more than $3,000,000, (ii) the period commencing on January 1, 1998 and ending on December 31, 1998 to no more than $17,000,000, (iii) the period commencing on January 1, 1999 and ending on December 31, 1999 aggregating more than $14,400,000, (iv) the period commencing on January 1, 2000 and ending on December 31, 2000 aggregating more than $12,200,000, (v) the period commencing on January 1, 2001 and ending on December 31, 2001 aggregating more than $7,300,000, or (vi) any Fiscal Year ending after 2001 in excess of $7,400,000 in the aggregate; PROVIDED, HOWEVER, to the extent the Parent and its Subsidiaries have not made Capital Expenditures in the amount permitted in CLAUSES (I) - (VI) above for a given period, Capital Expenditures in an amount equal to 100% of the amount specified for any such respective period but not made in such period may be made in the immediately next succeeding Fiscal Year; PROVIDED THAT to the extent amounts carried forward from one period to the next succeeding Fiscal Year are not expended in such Fiscal Year, such surplus may not be carried forward to any other succeeding year.

         1.12 ARTICLE XII is amended to add the following sentence at the end of CLAUSE (B) thereof:

         Parent shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on the Parent under SECTION 9.18, ARTICLE X or ARTICLE XI.

and (ii) delete the provisions of SECTION 12.01(O) thereof in their entirety.

         1.13 SECTION 15.20 is amended to add the following provisions at the end thereof:

         The Parent and each Borrower acknowledges that each of the Agent, Issuing Bank and Lenders and their respective Affiliates (collectively, the "Bank Parties") may be providing debt financing, equity capital or other services, including, without limitation, advisory services, to other companies in respect of which the Parent and Borrowers may have conflicting interests regarding transactions described herein and otherwise. Each of the Bank Parties hereby agrees that it will not use confidential information obtained from the Parent and/or Borrowers by virtue of the transactions contemplated by this Agreement or its other relationships with the Parent and/or Borrowers in


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         connection with the performance by such Bank Party of services for other companies nor will it furnish any such information to such other companies. The Parent and Borrowers each hereby acknowledge that no Bank Party has any obligation to use confidential information obtained from other companies in connection with the transactions contemplated by this Agreement or to furnish the same to the Parent or any Borrower.

         1.14 SCHEDULE 1.01.9 is amended to delete the provisions thereof in their entirety and substitute therefor SCHEDULE 1.01.9 attached hereto and made a part hereof.

         1.15 EXHIBIT B is amended to delete the provisions thereof in their entirety and substitute therefor EXHIBIT B attached hereto and made a part hereof

         SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of November 24, 1998, if, and only if the Agent shall have received by 11:00 a.m. (New York time) on November 24, 1998, a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower and each Lender.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant as follows:

         3.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         3.2 No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment.

         3.3 Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

         SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

         4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall


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mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         4.2 Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVIATION SALES DISTRIBUTION SERVICES COMPANY



By___________________________
  William H. Alderman
  Authorized Signatory



AEROCELL STRUCTURES, INC.

By___________________________
  William H. Alderman
  Authorized Signatory



AVS/KRATZ-WILDE MACHINE COMPANY

By___________________________
  William H. Alderman
  Authorized Signatory



WHITEHALL CORPORATION

By___________________________
  William H. Alderman
  Authorized Signatory



TRIAD INTERNATIONAL MAINTENANCE CORPORATION

By___________________________
  William H. Alderman
  Authorized Signatory


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


APEX MANUFACTURING, INC.

By___________________________
  William H. Alderman
  Authorized Signatory



CARIBE AVIATION, INC.

By___________________________
  William H. Alderman
  Authorized Signatory



AIRCRAFT INTERIOR DESIGN, INC.

By__________________________
  William H. Alderman
  Authorized Signatory



AERO CORPORATION

By__________________________
  William H. Alderman
  Authorized Signatory



AERO CORP MACON, INC.

By__________________________
  William H. Alderman
  Authorized Signatory



AVIATION SALES COMPANY

By__________________________
  William H. Alderman
  Senior Vice President


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


CITICORP USA, INC.                                 HELLER FINANCIAL, INC.

By___________________________                      By__________________________
  John W. Podkowsky                                  Name:
  Attorney-in-Fact                                   Title:



CONGRESS FINANCIAL CORPORATION                     NATIONAL CITY COMMERCIAL
                                                   FINANCE, INC.

By____________________________                     By__________________________
  Name:                                              Name:
  Title:                                             Title:



FIRST UNION COMMERCIAL                             CREDIT LYONNAIS, ATLANTA
 CORPORATION                                        AGENCY

By___________________________                      By__________________________
  Name:                                              David M. Cawrse
  Title:                                             First Vice President &
                                                     Manager



IBJ SCHRODER BUSINESS CREDIT                       BANKBOSTON, N.A.
 CORPORATION

By__________________________                       By__________________________
  Thomas M. Bayer                                    Tony Zhang
  Title:                                             Vice President


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


SUNTRUST BANK, MIAMI, N.A.                         BANKATLANTIC

By_________________________                        By_________________________
  Carol F. Fine                                      Ana C. Bolduc
  Vice President                                     Senior Vice President



THE INTERNATIONAL BANK OF                          NATIONAL BANK OF CANADA
 MIAMI, N.A.                                        A Canadian Chartered Bank

By_________________________                        By_________________________
  Caridad C. Errazquin                               Frank H. D'Alto
  Vice President                                     Vice President
  Trade Finance Division

                                                   By_________________________
                                                     Michael S. Bloomenfeld
                                                     Vice President & Manager



MERCANTILE BUSINESS CREDIT, INC.                   CITIZENS BUSINESS CREDIT
                                                    COMPANY

By_________________________                        By_________________________
  Name:                                              Name:
  Title:                                             Title:



AMSOUTH BANK                                       PNC BANK NATIONAL ASSOCIATION

By__________________________                       By_________________________
  Joseph Huston                                      Name:
  Attorney-in-Fact                                   Title:


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